SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 1997



                           U.S. GLOBAL INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


     Texas                         0-13928                       74-1598370
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(State of other juris-          (Commission                    (IRS Employer
diction of incorporation)        File Number)                Identification No.)


         7900 Callaghan Road, San Antonio, Texas            78229
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        (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:   210-308-1234


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          (Former name or former address, if changed since last report)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

FEBRUARY 28, 1997 AND MARCH 3, 1997 SALE OF SECURITIES

     U.S. Global Investors, Inc. (the "Registrant" or "U.S. Global") reduced its investment in certain government notes ("Notes") financed by reverse repurchase agreements with various broker-dealers when the two remaining Notes it held matured. The Notes, with par values of $10.75 million and $15.975 million, matured on February 28, 1997, and March 3, 1997, respectively. These transactions strengthen the Registrant's balance sheet and improve its financial ratios and cash flow. Going forward, the Registrant is expected to save annual interest costs of $335,000.


ITEM 7. FINANCIAL STATEMENTS, INFORMATION AND EXHIBITS.

     (b) Pro forma financial information: Unaudited Consolidated Balance Sheet and Statement of Operations of Registrant at March 3, 1997.

     (c)  Exhibits.

          None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      U.S. Global Investors, Inc.




                                      By:____________________________________
                                          Susan B. McGee
                                          Executive Vice President, Secretary

Dated: March 10, 1997


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                           U. S. GLOBAL INVESTORS,INC.
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                                          UNAUDITED
CONSOLIDATED BALANCE SHEET                  AS OF
                                         DECEMBER 31,   PRO FORMA(1)   PRO FORMA
                                            1996        ADJUSTMENTS     RESULTS
--------------------------------------------------------------------------------
  CURRENT ASSETS
  CASH & INTEREST BEARING DEPOSITS ..     1,095,202      (365,709)       729,493
  TRADING SECURITIES ................     1,197,101             0      1,197,101
  GOVERNMENT SECURITIES .............    26,691,594   (26,691,594)             0
  RECEIVABLES .......................     1,867,582       (96,836)     1,770,746
  DEFERRED TAX ASSET ................        52,248        15,683         67,931
  PREPAID EXPENSES ..................       697,684             0        697,684
                                        -----------   -----------    -----------

TOTAL CURRENT ASSETS ................    31,601,411   (27,138,456)     4,462,955

  NET FIXED ASSETS ..................     2,613,760             0      2,613,760

  AVAILABLE-FOR-SALE  SECURITIES ....       641,992             0        641,992
  OTHER LONG-TERM ASSETS ............     4,099,786             0      4,099,786
                                        -----------   -----------    -----------
  TOTAL OTHER ASSETS ................     4,741,778             0      4,741,778

  TOTAL ASSETS ......................    38,956,949   (27,138,456)    11,818,493
                                        ===========   ===========    ===========

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                                          UNAUDITED
CONSOLIDATED BALANCE SHEET                  AS OF
                                         DECEMBER 31,   PRO FORMA(1)   PRO FORMA
                                            1996        ADJUSTMENTS     RESULTS
--------------------------------------------------------------------------------
  CURRENT LIABILITIES
  ACCRUED EXPENSES AND OTHER ........     1,282,521      (125,044)     1,157,477
  SECURITIES SOLD UNDER AGMT
     TO REPURCHASE ..................    26,557,969   (26,557,969)             0
  SUBORDINATED DEBENTURE ............     1,233,131      (425,000)       808,131
  OTHER CURRENT LIABILITIES .........        85,658             0         85,658
                                        -----------   -----------    -----------

  TOTAL CURRENT LIABILITIES .........    29,159,279   (27,108,013)     2,051,266

  TOTAL LONG-TERM LIABILITIES .......     1,380,452             0      1,380,452

TOTAL LIABILITIES ...................    30,539,731   (27,108,013)     3,431,718
                                        ===========   ===========    ===========

SHAREHOLDERS EQUITY
  COMMON STOCK @ PAR ................       339,464             0        339,464
  ADDITIONAL PAID IN CAPITAL ........    10,588,389             0     10,588,389
  TREASURY STOCK ....................      (667,208)            0       (667,208)
  NET UNREALIZED HOLDING GAIN
     (NET OF TAX) ...................        18,148       (23,448)        (5,300)
  RETAINED EARNINGS (DEFICIT) .......    (1,861,575)       (6,995)    (1,868,570)
                                        -----------   -----------    -----------

TOTAL SHAREHOLDERS EQUITY ...........     8,417,218       (30,443)     8,386,775

TOTAL LIABILITIES & SHLDR. EQUITY ...    38,956,949   (27,138,456)    11,818,493
                                        ===========   ===========    ===========
                                                  0             0              0
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
(1) SEE ITEM 2 TO THIS FORM 8-K FOR A DESCRIPTION OF THE TRANSACTION.


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                           U. S. GLOBAL INVESTORS,INC.
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CONSOLIDATED INCOME STATEMENT

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                                          UNAUDITED
           REVENUES                     QUARTER ENDED
                                        DECEMBER 31,   PRO FORMA(1)   PRO FORMA
                                            1996       ADJUSTMENTS     RESULTS
--------------------------------------------------------------------------------
MANAGEMENT FEES (NET) ...............     3,344,281             0      3,344,281
NET TRANSFER AGENCY FEES ............     1,713,861             0      1,713,861
INVESTMENT INCOME ...................       931,912             0        931,912
OTHER FEES AND INCOME ...............     1,035,164             0      1,035,164
GOVERNMENT SECURITY INTEREST INCOME .       573,407      (573,407)             0
GOVERNMENT SECURITY ACCRETION TO PAR        237,993      (237,993)             0
                                        -----------   -----------    -----------

TOTAL REVENUE .......................     7,836,618      (811,400)     7,025,218
                                        ===========   ===========    ===========

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                                          UNAUDITED
           EXPENSES                     QUARTER ENDED
                                        DECEMBER 31,   PRO FORMA(1)   PRO FORMA
                                            1996       ADJUSTMENTS     RESULTS
--------------------------------------------------------------------------------

TOTAL GENERAL & ADMINISTRATIVE ......     5,697,519             0      5,697,519
DEPRECIATION & AMORTIZATION .........       225,765             0        225,765
INTEREST & FINANCE CHARGES ..........        60,206             0         60,206
INTEREST EXPENSE - SEC SOLD
     TO REPURCHASE ..................       758,113      (758,113)             0
INTEREST EXPENSE - SUBORDINATED
     DEBENTURE ......................        56,888       (42,688)        14,200
                                        -----------   -----------    -----------

TOTAL EXPENSES ......................     6,798,491      (800,801)     5,997,690

INCOME (LOSS) BEFORE TAX ............     1,038,127       (10,599)     1,027,528

FEDERAL TAXES .......................       326,544        (3,604)       322,940

NET INCOME (LOSS) ...................       711,583        (6,995)       704,588
                                        ===========   ===========    ===========

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PRO FORMA EARNINGS PER SHARE
Primary & Fully Diluted .............   $      0.11   $      0.01    $      0.11
                                        ===========   ===========    ===========

WEIGHTED AVERAGE SHARES OUTSTANDING
Primary & Fully Diluted .............     6,600,802     6,600,802      6,600,802

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
(1) SEE ITEM 2 TO THIS FORM 8-K FOR A DESCRIPTION OF THE TRANSACTION.
